SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 Current Report


                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 Current Report


                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): October 1, 2004


                          SecureCARE Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                       0-29804                82-0255758
-------------------------------        -----------        ----------------------
(State or other jurisdiction of        Commission           (I.R.S. Employer
 incorporation or organization)        file number        Identification Number)


               3001 Bee Caves Road - Suite 250, Austin Texas 78746
               ---------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (512) 439-3900

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:
Common Stock, par value $.001 per share

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

            On October 1, 2004, the Board of Directors of SecureCARE Technologies, Inc. (the "Company") appointed William B. O'Loughlin, age 53, a healthcare executive with over 31 years of experience, Executive Vice President and Chief Operating Officer at SecureCARE Technologies, Inc. Prior to joining SecureCARE, Mr. O'Loughlin worked for WellChoice, Inc. (formerly Empire Blue Cross Blue Shield) from 1971 - 2003 in many different positions spanning information technology, business operations, quality assurance and strategic negotiations.

            Most recently, as a member of the operating committee and Senior Vice President of Strategic Alliances from 2002 - 2003, Mr. O'Loughlin was responsible for corporate negotiations for a multi-year, multi-faceted contract resulting in several hundred millions in funding to modernize the company's IT applications including a new claim engine while eliminating millions in corporate expenses.

            Earlier, as the Senior Vice President of Business Technology Development from 2000 to 2002, Mr. O'Loughlin created and led the team responsible for designing and developing a Java 2 Enterprise Edition compliant framework to support rapid development and code reuse in different business applications. He led the team that developed a multi-functional website with direct, real-time mainframe connectivity ensuring 24x7 availability.

            From 1997 to 2000, Mr. O'Loughlin served as the Chief Information Officer at Empire managing 100+ core and ancillary applications including all data center functions. It was during this time that he led corporate activities for year 2000 compliance culminating in an incident free implementation. He reorganized the data center processes and business principles, installed a virtual tape subsystem with a significant reduction in staff and executed multi-year contracts with large mainframe software vendors resulting in multiple millions in savings.

            Mr. O'Loughlin graduated Beta Gamma Sigma from Baruch College with an MBA in Computer Methodology. He also holds a BS in Computer Science from Brooklyn College.

            The Company and Mr. O'Loughlin have signed a term sheet which provides for an annual salary of $120,000, a quarterly bonus payable one half in stock and one half in cash equal to 2% of the Company's revenue growth above $30,000 per month and 300,000 options to purchase the common stock of the Company with a price of $1.00 per share, which vest over a two year period. Mr. O'Loughlin's employment is at the pleasure of the Board.

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


ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibits:

        2.1    Press Release Dated October 15, 2004

        10.1   Letter agreement, between the Company and William B. O'Loughlin

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

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2004

SecureCARE Technologies, Inc.

By:     /s/ NEIL BURLEY
        -------------------------------------
Name:   Neil Burley
Title:  Chief Financial Officer


By:     /s/ ROBERT WOODROW
        -------------------------------------
Name:   Robert Woodrow
Title:  President and Chief Executive Officer

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